Exhibit 99 a

Analyst Day September 30, 2003 Larry Yost, Chairman and CEO

Cautionary Statement Concerning Forward-Looking Statements This presentation contains "forward-looking statements". These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates; availability and cost of raw materials; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; the outcome of the tender offer for common stock of Dana Corp.; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; competitive product and pricing pressures; the amount of the company's debt; the ability of the company to access capital markets; the credit ratings of the company's debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos- related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in ArvinMeritor's Securities and Exchange Commission filings.

Agenda Financial Update Carl Soderstrom, Senior Vice President and CFO Growth Through Customer Solutions - LVS Terry O'Rourke, President and COO Capitalizing on the Aftermarket of the Future - LVA Dan Daniel, Senior Vice President and President, LVA Growth through Technology - CVS Tom Gosnell, Senior Vice President and President, CVS Summary/Q&A Larry Yost, Chairman and CEO

Investment Highlights Global leader in our markets #1 or #2 position in most products Strong ROIC focus ROIC consistently ahead of most peers Positioned for rebound in truck business Margins up in 2002

Light Vehicle - OE Commercial Vehicle - OE Aftermarket Other 4.3 2.4 0.8 0.2 Commercial Vehicle Systems Other Light Vehicle Aftermarket North America Europe Rest of World 0.57 0.35 0.08 Europe North America Rest of World Diverse Revenue Streams Light Vehicle Systems Sales Outlook - $7.7B (FYE 9/30/03e) Outlook @ July 21, 2003

One of the Least Capital-Intensive Superior American Axle Tower BorgWarner Tenneco Visteon Dana Delphi Cummins Eaton ArvinMeritor JCI Lear cap ex % of sales 0.061 0.0597 0.058 0.051 0.0399 0.0393 0.0387 0.0377 0.0363 0.032 0.0267 0.0247 0.019 FY 2002 capital spending % of sales

Return on Capital(1) Ahead of Peers Guidance 11.4% ARM 8.2% Peers Target 13 - 15% 1998 1999 2000 2001 2002 2003 2004 ARM 0.175 0.172 0.123 0.054 0.085 0.091 0.096 0.14 Peers 0.09 0.117 0.102 0.04 0.06 Outlook Outlook (1) (Net income + minority interest + tax effected interest) / (debt + equity + minority interest)

ArvinMeritor Growth Strategies Minimize cyclicality and risk through business diversity Focus on organic growth, while reviewing strategic opportunities Grow content per vehicle through technology Modules and systems Produce core products to address: Safety Environment Regulatory requirements Character of the vehicle

Best in Class Processes Technology Road Map Business Strategy Review Annual Operating Plan Performance Management Process Concept-to-Customer (C2C) Continuous Improvement and "White Shirt" Supplier Development Shainin Six Sigma Solutions Web-Based Engineering Commitment to Driving Performance

How We Will Grow Profits Drive continuous improvement culture ArvinMeritor Performance System Compensation systems Relentless focus Reducing costs Return on capital Operational emphasis on cash flow ROIC focus Investment decision-making Incentive plan targets

Responsible Leaders Ethical Business Practices Report to Board of Directors Periodic evaluations and internal controls Stock Ownership Requirements 5x Chairman/CEO and COO 3x Presidents and Senior Vice Presidents 2x Senior Executives 1.5x U.S. Vice Presidents 1x Senior Managers Driving Leadership Commitment and Accountability

Financial Review Carl Soderstrom, Senior Vice President and CFO

Q4 and Full FY 2003 Outlook Note(1): Includes an incremental restructuring charge of $7 million ($5 million after-tax, or $0.07 per share) and a net gain on sale of CTF of $19 million ($13 million after-tax, or $0.19 per share). Note(2): Excludes the cumulative effect of accounting change due to the adoption of FIN 46 of $5 million or $0.07 per diluted share. (In millions, except EPS) Sales $1,950 - $1,960 Operating Margin Net Income Before Acctg. Change EPS Before Acctg. Change Q4 FY 2003 Full Year FY 2003 ArvinMeritor Updated Q4 Guidance on Sept. 30, 2003 $7,760 - $7,770 3.8% - 3.9% 4.0% - 4.0% $ 33 - $ 35 $ 136 - $ 138 $ 0.48 - $ 0.51 $ 2.00 - $ 2. 03

Fiscal Year Ended September 30 Fiscal Year Ended September 30 Fiscal Year Ended September 30 Fiscal Year Ended September 30 Fiscal Year Ended September 30 Calendar Year Q1 Q2 Q3 Q4 Full Year Calendar Year North America 2004 Outlook 3.8 4.2 4.2 3.6 15.8 15.9 2003 Actual/Outlook 3.9 4.2 4.1 3.7 15.9 15.8 Change -3% 0% 2% -3% -1% 1% Western Europe (1) 2004 Outlook 4.1 4.2 4.2 3.7 16.2 16.3 2003 Actual/Outlook 4.2 4.3 4.2 3.7 16.4 16.3 Change -2% -2% 0% 0% -1% 0% FY 2004 Light Vehicle Production Outlook (In millions) (1) - Includes Czech Republic

LVS Net New Business Actual Sales Incremental Sales Incremental Sales Incremental Sales Incremental Sales Implied Annual Growth 2002 2003 2004 2005 2003-2005 Implied Annual Growth $3,601 $175 $360 $230 $765 7% Forecast (In millions) Latest Quarterly Update - September 2003

Total Change Net New Business Acq./Div. Currency/Other Volume Mix $ in millions 330 360 135 65 -105 -125 LVS FY 2004 Projected Change in Sales (In millions) $330 $360 $135 $65 $(105) $(125)

Fiscal Year Ended September 30 Fiscal Year Ended September 30 Fiscal Year Ended September 30 Fiscal Year Ended September 30 Fiscal Year Ended September 30 Calendar Year Q1 Q2 Q3 Q4 Full Year Calendar Year North America(1) 2004 Outlook 47 53 60 62 222 233 2003 Actual/Outlook 40 36 43 47 166 173 Change 18% 47% 40% 32% 34% 35% Western Europe 2004 Outlook 94 90 94 85 363 368 2003 Actual/Outlook 98 94 89 80 361 357 Change -4% -4% 6% 6% 1% 3% FY 2004 Commercial Vehicle Production Outlook (In thousands) (1) - Includes US, Canada and Mexico

CVS FY 2004 Projected Change in Sales Total Change Volume Net New Business Acq/Dev Exchange $ in millions 395 235 85 45 30 $395 $235 $45 $30 (In millions) $85

LVA FY 2004 Projected Change in Sales Total Change Net New Business Exchange Volume $ in millions -5 20 2 -27 $(5) $20 $(27) $2 (In millions)

Full FY 2004 Sales Outlook Range Range Range Sales FY 2003 $7,760 - $7,770 Light Vehicle Systems $320 - $340 Commercial Vehicle Systems 385 - 405 Light Vehicle Aftermarket (10) - - Other 5 - 15 Total Change $700 - $760 Sales FY 2004 $8,460 $8,530 (In millions)

Pension Plans Funded Status June 30 Measurement Date Unfunded Status Projected to Increase by $205M Driven by Decline in Discount Rates FY 2003 Forecast FY 2003 Forecast FY 2003 Forecast FY 2002 Actual FY 2002 Actual FY 2002 Actual U.S. Non U.S. TOTAL U.S. Non U.S. TOTAL PBO $818 $530 $1,348 $645 $431 $1,076 FMV of Assets $452 $342 $794 $386 $341 $727 Funded Status $(366) $(188) $(554) $(259) $(90) $(349) (In millions)

Pension Plans Outlook June 30 Measurement Date (In millions) FY 2003 FY 2003 FY 2003 FY 2002 FY 2002 Assumptions U.S. Non U.S. Non U.S. U.S. Non U.S. Long-Term Rate of Return 8.50% 8.00 - 8.50% 8.00 - 8.50% 8.50% 8.00 - 8.50% Discount Rate 6.00% 5.50 - 6.25% 5.50 - 6.25% 7.25% 6.00 - 6.75% Compensation Increase Rate 3.75% 3.00 - 3.50% 3.00 - 3.50% 4.25% 2.50 - 3.50% FY 2004 FY 2004 FY 2003 Expense & Contributions Pension Expense $67 $67 $43 Pension Contribution $148 $148 $97

Retiree Medical Update June 30 Measurement Date (In millions) Assumptions FY 2004 FY 2003 FY 2002 Healthcare Trend - Composite* 7.00% (2005-2006) 8.00% (2004-2005) 9.00% (2003-2004) Ultimate Health Care Trend 5.00% 5.00% 5.00% Years to Ultimate (2011) 6 7 8 Discount Rate N/A 6.00% 7.25% Expense and Payments FY 2004 FY 2003 FY 2002 Retiree Medical Expense $63 $56 $51 Retiree Medical Payments $69 $63 $59 * Trend represents forward projection for following calendar year, see dates noted.

Debt and Interest Expense Projections Interest Expense Forecast of $105 - $110M FY 2003 FY 2004 Debt as of Fiscal Year End Long-Term Notes (Fixed Rate) $950 $950 Long-Term Notes (Floating Rate) 400 400 Revolver Debt 40 - Preferred Capital Securities 39 39 Other Debt(1) 102 102 Total Debt 1,531 1,491 Accounts Receivable Securitization $286 $225 Average Cost of Debt 5.0% 5.0% (In millions) (1) Includes $66M of fair value adjustment of notes

Effective Tax Rate Changes in Tax Regulations Driving Higher Tax Rate in 2004 and Beyond Actual Projected Tax Rate Projected Tax Rate Projected Tax Rate 2002 2003 2004 2005 32% 32% 35% 35%

Full FY03 Forecast and FY04 Outlook (In millions, except EPS) Full Year FY 2003 Full Year FY 2003 Full Year FY 2003 Full Year FY 2004 Full Year FY 2004 Full Year FY 2004 Sales $7,760 - $7,770 $8,460 - $8,530 Operating Margin 4.0% - 4.0% 4.1% - 4.3% Net Income Before Acctg. Change(1) $136 - $138 $151 - $165 EPS Before Acctg. Change(1) $2.00 - $2.03 $2.20 - $2.40 Note (1): Fiscal 2003 excludes the cumulative effect of an accounting change due to the adoption of FIN 46 of $5M or $0.07 per diluted share.

FY04 Projected Change in EPS Before Accounting Change Total Change Volume Performance Tax Rate CTF Pension/OPEB $ in millions 0.25 0.52 0.35 -0.12 -0.19 -0.31 $.28 $.52 $(.31) $(.12) $.38 $(.19) (In millions)

Cash Flow Outlook Full Year FY 2004 Full Year FY 2004 Full Year FY 2004 Net Income $151 - $165 Adjustments to Income Depreciation and Other Amortization 200 - 210 Pension and Retiree Medical Expense 130 - 130 Pension and Retiree Medical Contributions (215) - (225) Changes in Other Assets and Liabilities 59 - 95 Cash Provided by Operations- Before A/R Securitization and Factoring 325 - 375 A/R Securitization and Factoring (65) - (70) Cash Provided by Operations $260 - $305 Capital Expenditures $(195) - $(205) Cash Dividends ($0.40 per share) $(28) - $(28) (In millions)

First Quarter Fiscal Year 2004 Outlook 1st Quarter FY 2004 1st Quarter FY 2004 1st Quarter FY 2004 Full Year FY 2004 Full Year FY 2004 Full Year FY 2004 Sales $1,970 - $1,990 $8,460 - $8,530 Operating Margin 2.8% - 3.0% 4.1% - 4.3% Net Income $17 - $20 $151 - $165 EPS $0.25 - $0.30 $2.20 - $2.40 (In millions, except EPS)

Light Vehicle Systems (LVS) Terry O'Rourke, President and COO

The business today Market dynamics Strengths Growth strategy Cost focus Agenda

Systems Drive Performance

LVS At-A-Glance Revenues: $4.3B (FY 2003 outlook) Three product categories Air and Emissions Apertures Undercarriage 18 countries 58 manufacturing sites 17,000 employees North America 47 South America 3 Europe 45 Asia Pacific/other 4 Global Revenue Asia/other 4%

Honda PSA Fiat Renault/Nissan BMW Toyota VW Ford DCX GM 44 101 136 249 311 81 533 659 861 885 348 LVS Customer Diversity 55% of Revenues From Non-Big Three N. America Sales ($M) Arvin Sango JV

Key Platforms

2004 Model Year		AET	Apertures			Undercarriage		
			Access	Window	Roofs	Ride Control	Susp	Wheel
	Beetle/Cabriolet/Golf/Jetta	■	■	■	■	■	■	■
GM	Silverado/Sierra	■					■	
	Corolla	■					■	■
DaimlerChrysler	Caravan/Voyager/Town & Country	■		■	■		■	■
Ford	Explorer/Mountaineer	■	■		■			■
	3-Series/Z4	■					■	
	Polo/Caddy/Lupo/Cordoba/Arosa/Ibiza	■	■	■	■			■
GM	Avalanche/Suburban/Tahoe/ Escalade/Hummer/Yukon	■			■		■	
Ford	Focus		■		■	■		
	Mercedes Benz C-Class/CLK	■						
DaimlerChrysler	Jeep Liberty	■		■			■	■

Represents ~ $2 Billion in Revenues

35

ArvinMeritor

The business today Market dynamics Strengths Growth strategy Cost focus Agenda

Vehicle Production Trends North America and Europe Mature, stable Emerging markets 31% growth - China, Korea, India 25% growth - Russia, Poland, Turkey, Slovakia, Hungary 42% growth - Mercosur-Brazil, Argentina, Uruguay Top six global customers represent more than 70% growth Strategically Located for Growth

Market Overview Overcapacity Pricing pressures Increasing material costs Margin squeeze Truck/SUV crowded Consumer is king 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 S/T Capacity 57971096 58446084 59553539 61532651 63046849 66359697 68513571 71003873 74886340 77059606 78598003 79024883 80421288 80958662 81617625 81758435 81821611 81866864 82483169 80421288 80958662 81617625 81758435 81821611 81866864 82483169 Adjusted Capacity 80421288 79958662 80117625 79558435 79321611 78866864 78483169 Assembly 45334069 43825867 45029819 44613550 46955969 47720948 49846202 52120758 51163564 53147112 55468682 55103256 56185336 57811677 59360476 60629881 61184236 61566715 62040472 Demand Excess Capacity 90 80 70 60 50 40 Global Light Vehicle Capacity and Demand Units in (M)

The business today Market dynamics Strengths Growth strategy Cost focus Agenda

LVS Product Position North America North America Europe Europe Air & Emissions 31% 1 21% 1 Apertures Door Systems 18% 2 27% 2 Roof Systems 28% 2 29% 2 Motion Control 27% 2 Undercarriage Suspension Systems 34% 1 Wheels 23% 2 Ride Control 17% 1 # 1 or # 2 in Major Markets

The business today Market dynamics Strengths Growth strategy Cost focus Agenda

LVS Growth Strategies Diversify customer base Lead industry in modules and systems integration Capitalize on strong components businesses Manufacturing cost reduction Globalization Supply chain management Continuous improvement Positioned for Growth

OEM/Program Strategy Region/Product DCX WK Jeep Grande Cherokee Alabama - Exhaust and Door Module Leverage JV Pyeong Hwa Automotive, SeJong Growth $150M Mexico - Wheels and Doors Leverage Regional Strength $12M Nissan Sentra Hyundai Santa Fe & Sonata Expanding Customer Base

Content Per Vehicle Undercarriage (Suspensions and Wheels) $550+ per vehicle Air and Emissions $300 per vehicle Apertures (Roofs and Doors) $650+ per vehicle Current Content $100 Potential $1,500

Emissions - $95 Manifold - $85 Full System - $300 Silencing - $70 Systems and Modules Air & Emissions Cold Hot

Trends favoring diesels 30-40% greater fuel economy "Sportier" handling Improving emissions technology European OEMs Bringing Diesel Solutions to North America Diesel Provides New Opportunities Air & Emissions Diesels as a percentage of the western European passenger-vehicle market 1990 '92 '94 '96 '98 2000 '02 50% 40 30 20 10 0

European diesel emission systems Meets EUR04 regulations 12 vehicle programs with six European OEMs $300M annual revenues (start of production 2004) Significant New Business OEM Acceptance of New Technology Air & Emissions

Window Regulator $4-$18 Door Module $75 Glass Motion Module $110 Complete Door - $160+ Latch $6-$12 Doors Systems and Modules Apertures

Glass Motion Module Glass perfectly positioned Efficient anti-squeeze Steel or aluminum structure Rattle free Easy assembly Improved NVH Apertures

Suspension System $500-$650 Steel Wheels $15-20 Stabilizer Bars, Torsion Bars, Coil Springs $5-10 Corner Module $120-180 Ride Control $10-15 Systems and Modules Undercarriage

Undercarriage Cross Car Module Content integration for improved quality Enhanced vehicle stability, ride and comfort Lower cost for OEM Sequenced assembly Active program with major OEM

LVS Net New Business Sales ($M) Incremental Business 7% new award growth $175 2003 2004 2005 $360 $230

New Opportunities - Global DAIMLERCHRYSLER DAIMLERCHRYSLER DAIMLERCHRYSLER DAIMLERCHRYSLER DAIMLERCHRYSLER DAIMLERCHRYSLER JV locations 70% of the World's Population is in Emerging Markets

The business today Market dynamics Strengths Growth strategy Cost focus Agenda

Streamlining Assets Closing/consolidating manufacturing facilities Downsizing facilities Consolidating technical centers Economic profit focus Engineering Efficiencies and Margin Improvements

Leverage Improvement Tools Continuous Improvement and "White Shirt" Shainin Six Sigma Solutions VA/VE Offset Pricing/Economics With Cost Reductions

Action for Success Diversify customer base Seize modules and systems through technology Drive cost focus Streamline assets

Light Vehicle Aftermarket (LVA) Dan Daniel, President

Agenda The business today Market dynamics Strengths we are building on Growth strategy Outlook

Light Vehicle - OE Commercial Vehicle - OE Aftermarket Other 0.33 0.53 0.12 0.02 LVA At-A-Glance No. 1 or No. 2 in most markets Revenues: $0.8B (FY 2002) Nine months ended June 30, 2003 Revenues down 3% Operating margins 3.5% Percent of ARM Revenues (FY 2002) 12%

Revenue Breakdown (FY 2002) North America Europe Rest of World East 0.68 0.23 0.09 5,100 Employees - 12 Manufacturing Facilities - 65 Countries

Light Vehicle - OE Commercial Vehicle - OE Aftermarket Other 0.35 0.35 0.02 0.28 0.02 Major Product Categories Filters Ride Control Exhaust 35% 35% Other 2% 28%

Agenda The business today Market dynamics Strengths we are building on Growth strategy Outlook

Aftermarket Trends Continued consolidation of customer base Increased globalization of automotive aftermarket Market for performance products is continuing to grow Marketing and logistics competencies are increasingly important

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Core ARM products 4510568841 4385977075 4243316601 4064749754 3983909772 3951747482 3918162827 3905732253 3906818819 3935253508 ARM distributed products 3400000000 3600000000 3800000000 3900000000 4100000000 4300000000 4400000000 4600000000 4700000000 4900000000 LVA Growth Segment Global Aftermarket ($B) Growth segment - Under-car and under-hood products Stable segment - Core products Opportunity to Increase Share

Agenda The business today Market dynamics Strengths we are building on Growth strategy Outlook

Strong Brands Exhaust Ride control Filters

Exhaust Ride Control Filters Brake Driveline Transmission Clutch ABS Shocks North America 37 42 28 70 18 10 25 73 60 Europe 20 12 0 32 5 #1 #2 #2 #3 #1 North America Europe Market Leading Positions

Leading Aftermarket Customers

Strong OE Service/Customers Ride Control Filters Exhaust

Much More Than Aftermarket Parts Metallic substrates for catalytic converters Growing distribution services Significant OEM business in Europe Leading logistics capabilities Unique Opportunities

Agenda The business today Market dynamics Strengths we are building on Growth strategy Outlook

Growth Strategies Focus on segment growth products Geographic market opportunities Expand distribution services

Segment Growth Products Filtration Systems Catalytic Converters Performance Products

Opportunities in High-Growth Markets China Brazil Mexico Leverage Existing ARM Infrastructure For Profitable Growth

Expand Distribution Services Create and manage distribution partnerships with key strategic customers Exhaust installers Fast lube customers Expand existing service part distribution to existing customers

Future Priorities Align capacity and infrastructure to future market demand Strengthen LVA market position and product portfolio Capitalize on globalization of aftermarket Consistent margin improvement

Agenda The business today Market dynamics Strengths we are building on Growth strategy Outlook

Positioned for Future Success Ongoing structural market changes Continued cost reductions Focus on growth areas Leverage our strong track record for success

Commercial Vehicle Systems (CVS) Tom Gosnell, President

Agenda The business today Market dynamics & outlook Competitive advantages Growth strategy Summary

Light Vehicle - OE Commercial Vehicle - OE Aftermarket Other 0.33 0.53 0.12 0.02 CVS At-A-Glance Market leader in North and South America and Europe Revenues: $2.2B (FY 2002) Nine months ended June 30, 2003 Revenues up 10% Operating margin 5% Operating profit up 63% Percent of ARM Revenues (FY 2002) 33%

The Industry's Most Complete Source



- Front axles
- Drum and disc brakes
- Slack adjusters
- ABS
- Air valves
- Compressors

- Filters
- Clutches
- Transmissions
- Data recorders
- Drive shafts

- Rear drive axles
- Shock absorbers
- Hubs, drums, rotors
- Suspension systems
- Electronic braking systems

- Trailer products
  - Axles
  - Brakes
  - Suspension
  - Tire inflation
- Aftermarket parts
  - Proprietary
  - All makes
  - Reman

11% of $25-Billion Global Market

83 ArvinMeritor

Agenda The business today Market dynamics & outlook Competitive advantages Growth strategy Summary

Globalization 243K 97K 159K 93K 85K 123K 154K First Auto Works Dong Feng Motors Creating Powerful Customer Buying

Market Trends NAFTA market remains more cyclical than ROW Markets poised to rebound Fleet end-users increase performance expectations Maintenance free Immediate service Zero tolerance for product failures Aftermarket will grow 1.5% - 2.0% - NAFTA and Europe Shift to OES channel continues

Global Market Volumes Heavy and Medium Truck Trend *NAFTA, S. America, W. Europe, China, India, Pacific Rim

Worldwide Trailer Market By Region

OEM Trends Global consolidation continues Outsourcing to focus on core competencies Faster adoption of modules/systems Strategies polarizing to: Vertical/virtual integration Supplier partnering Independent vendor components Fewer component options on global platforms Engineering focus on emissions

Components Price Interchangeability Development partner Unique solution Limited interchangeability 2000 Single function component Systems Lowest total cost Systems performance 2005 Component Integration 2010 Intelligent integrated vehicle Technology Timeline

Agenda The business today Market dynamics & outlook Competitive advantages Growth strategy Summary

Global Leadership Trailer axle Non-drive front Rear drive axle Brake Driveline Transmission Clutch ABS Shocks North America 65 55 55 70 18 10 25 73 60 Europe 23 5 28 32 5 #1 #2 #1 #1 #1 #1 #1 #2 #2 #2 #1 #1 North America Europe

Most Complete Product Portfolio Axles Front Non-Drive Drive Axles Rear Drive Drivelines Suspension Foundation Brakes Air ASA Hydraulic Control Systems ABS Air Dryer Air Systems Wheel Ends Lightweight Products Drums Hubs Exhaust Ride Control Cofab Front & Rear Chassis & Cab

Unmatched Systems Integration Expertise Only Tier One supplier with Full systems integration Self-contained product portfolio All components ArvinMeritor Requires "virtual" systems integration Through strategic partners Competition Key Differentiator

Agenda The business today Market dynamics & outlook Competitive advantages Growth strategies Summary

Growth Strategies Increase content per vehicle Safety and environmental solutions Geographic initiatives Deliver economic value

ABS, air system and stability control $1,300 per vehicle Emissions system $3,000 per vehicle Braking systems (wheel ends and brakes) $2,000 per vehicle Drivelines $700 per vehicle Automatic transmission/clutch $6,000 per vehicle Front and rear axle $4,000 per vehicle Increasing Content Per Vehicle Trailer suspension $4,000 per vehicle Current Content $2,500 Potential $21,000

Expanding Our Opportunities Collision Avoidance Driver seat / ride control Air Intake management Pneumatic controls Suspension controls Vehicle stability control Steering control Steer-by-wire Ride control ABS/EBS controls Cab Leveling Security/ cargo control Clutch Actuation Tire Pressure Monitoring & Inflation Shift Automation Exhaust After treatment-Engine Trailer Suspension control Dynamic Stability control Automatic Traction Diff-Lock control Retarder control Trailer ABS Tire Pressure monitoring & Inflation

2003 Progress / Awards Axle / wheel end integration Freightliner (Two sites) Axle / suspension integration International Truck & Engine BlueBird & Workhorse Modular assembly at O.E.s Stewart & Stevenson Emissions management DAF - SCR N.A. Engine Manufacturer (TRU) Excellent Initial Success

ARM Composites Technology Benefits Lightweight Durable Performance Corrosion resistant Agreement announced Strategic exclusive partnership Commercial vehicles Class 6 and above "Designed for Composite"

High output cam brakes and air disc brakes ABS with Roll Stability Control Improved Braking Rollover Mitigation Complete systems for vehicle control Uniquely Positioned to be a Systems Supplier Safety and Environmental Leadership in CV Emissions

Safety and Environmental Leadership in CV Emissions Clean air issue - diesel particulate matter ArvinMeritor solution - Thermal Regenerator On-demand active regeneration technology Smarts to identify when regeneration is needed Reliable and safe way to remove soot Clean air issue: - NOx emissions ArvinMeritor solution - Selective Catalytic Reduction (SCR) Meets NOx reduction requirements for Euro 4 and U.S. 2007 Achieves up to 50% conversion of DPM Allows engine to operate with lowest fuel consumption High sulfur tolerance Compact size/low weight

Clean air issue - particulate matter and NOx emissions ArvinMeritor solution - Plasma (Hydrogen Assisted Regeneration) Plasma reformate gas is an excellent NOx reductant Enabler to NOx adsorber technology (preferred by EPA) Uses significantly less fuel than conventional regeneration Does not require ongoing refilling of a separate tank Consumes minimal power and provides a fast start-up (less than 2 seconds) Advanced Emission Solutions

Advanced Emission Solutions - Plasma NOx Reduction Efficiency Same NOx Reduction Efficiency Same Fuel Economy Penalty Fuel Economy Penalty Diesel Plasma Plasma Diesel Key Technology for Meeting Emissions Standards Nox Reduction Efficiency (%)

Technical Capability Technical Centers/Capabilities Augsburg, Germany Columbus, Indiana Troy, Michigan Thermo Fluids Structural Mechanics Component Durability Full System Durability Engine Performance Testing Multi-body Dynamic Modeling Emissions NVH/ Acoustics/ Sound Quality Test Track HD Vehicle Instrumentation =Accessible =In-House

Key Emissions New Markets (*) 2004 2005 2006 2007 2008 2009 2010 Retrofit/AT 181 155 182 147 127 113 100 Europe $- 1146 1206 1191 1621 1596 1596 US/Canada $- $- $- 1092 1062 1045 1216 Japan $- 234 260 208 190 221 208 Addressable 156 694 742 1167 1309 1298 1283 Euro 4 / Japan EPA 2007 Euro 5 EPA 2010 (*) Assumes mainly SCR and DPF / Based on AOP04 Truck Market Projections Injection / Dosing Systems Diesel Catalysts Substrates Sensors .....

Geographic Initiatives South America Regional joint ventures Continue European growth OEM de-integration Bus & coach systems Aftermarket Accelerate Asia-Pacific success China Indonesia Hino

Economic Value Restore operating margins Reduce asset intensity Improve ROIC(1) Revenue growth EPS growth Performance Shows Consistently Strong Improvement (1) (Net income + minority interest + tax effected interest) / (debt + equity + minority interest)

Agenda The business today Market dynamics & outlook Competitive advantages Growth strategy Summary

Positioned to Succeed Strong financial performance Leading market position Technology leader Significant growth potential Enhanced by successful Arvin and Meritor integration

Larry Yost, Chairman and CEO

Recent Developments - Pending Transaction with Dana Corporation The solicitation and offer to purchase is made only pursuant to the Offer to Purchase and related materials that ArvinMeritor and Delta Acquisition Corp. filed with the Securities and Exchange commission on July 9, 2003. Investors and security holders are advised to read such documents because they include important information. Investors and security holders may obtain a free copy of such documents at the SEC's website at www.sec.gov, from ArvinMeritor at 2135 W. Maple Road, Troy, MI 48084, Attn: Investor Relations, or by contacting MacKenzie Partners, Inc. at (212) 929-5500 collect or at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com.

Summary of Proposed Transaction Dana Corporation: $9.6B revenues $15.00 per share cash offer 39% premium to 30-day average price prior to announcement Value of transaction Equity: $2.2B Total value: $4.3B(2) Creates top 5 global automotive supplier Revenues > $17B (1) Dana 2002 revenues with DCC accounted for on an equity basis per Dana's news release dated February 12, 2003 Includes Dana reported net debt plus minority interest totaling $2.1B as of June 30, 2003 (DCC accounted for on an equity basis) +

Industry Trends Rationale for Dana Acquisition Globalization Aggressive cost reductions Shift to modules and systems Global platforms R&D shift Well-Positioned for Industry Changes Industry Dynamics

A Natural Fit Creates more complete service provider in our LV businesses Creates most complete undercarriage systems capability - from light vehicles to Class 8 trucks Rationale for Dana Acquisition

Light Vehicle Systems - Current Content Tremendous Growth Opportunity

Key LVS Strategy - Grow Undercarriage Module/Systems Capability Combination Offers Competitive Advantage No clear leaders Leverage technology Module to systems integrator Significant content

Opportunity to Improve Dana Performance Key Metrics1 Notes: 1 2002 fiscal year; Dana with DCC accounted for on an equity basis 2 Includes DCC 3 (Net Income + Minority Interest + Tax Effected Interest)/(Debt + Equity + Minority Interest) Rationale for Dana Acquisition Operating margin (%) 5.0 3.8 Sales / employee ($000s) 215 152 Total assets as % of sales 68 90 S, G&A % of sales 5.6 7.5 ROIC - reported 8.5 (1.3) 2 3

Powerful Synergy Potential $200M in annual cost savings Facilities optimization Procurement savings Redundant corporate services Other general and admin. overlap Working capital and fixed asset reductions Proven Track Record of Delivering Synergies Rationale for Dana Acquisition

Antitrust Update Ongoing discussions with FTC Prepared to work with FTC to address any issues, which could include divesting a portion of the combined company's commercial vehicle assets Confident ArvinMeritor can address FTC issues without impairing the value of the transaction

Financing Plan Financing expected to be provided by major relationship banks: Purchase of Dana shares $2.2B cash Dana net debt and minority interest of $2.1B(1) Post closing transaction financing package likely expected to consist of: New, largely unutilized revolving credit facility Term bank debt Accounts receivable securitization High yield bonds Note 1: As of June 30, 2003 (DCC accounted for on an equity basis)

Transaction Highlights Creates significant global player Positions the combined entity to compete / thrive in changing industry Strongly positioned to be a leader in undercarriage modules/systems Creates a more cost efficient company Provides substantial shareholder value Significantly accretive in year one Proven track record of delivering value / successful integration Strategically Advantageous Combination

Q & A

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